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                                                                    EXHIBIT 22.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-B2 and the related Prospectus of Intelliquis International, Inc., for the registration of up to 8,462,602 shares of its common stock, and to the inclusion therein of our report dated April 14, 2000.


                                      /s/ Crouch, Bierwolf & Chisholm



Salt Lake City, Utah
September 28, 2000